UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 29, 2009

CATALYST GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

POP STARZ VENTURES 3, INC.

(Former Name of Registrant)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53412	26-3142811
(Commission File Number)	(IRS Employer Identification No.)

1739 Creekstone Circle San Jose, CA	95133
(Address of Principal Executive Offices)	(Zip Code)

(408) 691-0806

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2009 we filed with the Delaware Secretary of State an amendment to our Certificate of Incorporation changing our name for Pop Starz Ventures 3, Inc. to Catalyst Group Holdings Corp.

The amendment was approved by the holders of 100% of the Company’s issued and outstanding shares of common stock.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1(i)  Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2009

Catalyst Group Holdings Corp.

By:	/s/ Kenneth Green

Kenneth Green

Chief Executive Officer